UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event)

December 23, 2019

STEALTH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54635	27-2758155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 West Bay Drive, Suite 470

Largo, Florida 33770

(Address of principal executive offices and Zip Code)

(800) 579-0528

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On October 24, 2019, the Company’s Board of Directors voted to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 750,000,000 to 2,000,000,000 to remain in compliance with the debt covenants contained within the Company’s outstanding convertible notes.

On October 28, 2019, a majority of the holders of the Company’s voting stock (common stock and Series A Preferred Stock (“Series A”)) approved an Amendment to the Company’s Articles of Incorporation increasing the authorized shares of common stock from 750,000,000 to 2,000,000,000. As of October 28, 2019, the Company had 97,030,084 shares of common stock outstanding and 1,000,000 shares of Series A outstanding. The Company’s Series A holders have voting rights equal to 1,000 votes for each share of Series A held for a total of 1,000,000,000 possible votes.

On December 11, 2019, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Secretary of State of the State of Nevada to amend its Articles of Incorporation. The filing became effective on December 11, 2019.

Forward-Looking Statements and Limitation on Representations

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. The Company assumes no duty to update any forward-looking statements other than as required by applicable law.

The Amendment  to the Company’s Articles of Incorporation (hereinafter the ‘Amendment”) and other disclosures included in this Current Report on Form 8-K are intended to provide shareholders and investors with information regarding the changes in the Company’s capital structure, and not to provide shareholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the Amendment or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendment, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the Amendment. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the Amendment and will update such disclosure as required by federal securities laws. Accordingly, this 8-K and the Amendment should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Document Description

10.1	Amendment to Articles of Incorporation dated December 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of December 2019.

STEALTH TECHNOLOGIES, INC.

BY:	/s/ Alexander J. Clair
Alexander J. Clair, President